UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 30, 2023 (August 24, 2023)

Innovative Payment Solutions, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-55648	33-1230229
(Commission File Number)	(IRS Employer Identification No.)

56B 5th Street, Lot 1, #AT

Carmel by the Sea, CA 93921

(Address of principal executive offices)

(866) 477-4729

(Registrant’s telephone number, including area code)

n/a

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 2, 2022, the shareholders of Innovative Payment Solutions, Inc. (the “Company”) voted to approve an amendment to Company’s Articles of Incorporation (the “Articles of Incorporation”) to effect a reverse stock split (the “Reverse Split”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a ratio between 1-for-2 and up to 1-for-30, with such ratio to be determined at the sole discretion of the Company’s board of directors (the “Board”).

On May 5, 2023, the Board approved by Unanimous Written Consent a Reverse Split ratio of 1-for-20, and the Company subsequently filed a Certificate of Amendment to the Articles of Incorporation reflecting the Reverse Split with the Secretary of State of Nevada (the “Certificate of Amendment”) and submitted an Issuer Company Related Action Notification regarding the Reverse Stock Split to Financial Industry Regulatory Authority, Inc. On June 2, 2023, the Company filed a Certificate of Correction to the Certificate of Amendment to defer the effectiveness of the Reverse Split. On August 11, 2023, the Board approved a second Certificate of Correction amending the Reverse Split ratio to 1-for-30, and the Company subsequently filed such second Certificate of Correction, which serves as the Certificate of Amendment (the “Certificate of Correction”), with the Secretary of State of Nevada on August 24, 2023 (the effective date of the Reverse Split for Nevada law purposes). The Reverse Stock Split effective for public market purposes as of August 30, 2023.

The foregoing description of the Certificate of Correction does not purport to be complete and is qualified in its entirety by reference to the Certificate of Correction, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Certificate of Correction to the Certificate of Amendment to the Articles of Incorporation of the Company, dated August 24, 2023, to effect a 1-for-30 reverse stock split.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE PAYMENT SOLUTIONS, INC.
Dated: August 30, 2023
	By:	/s/ William D. Corbett
	Name:	William D. Corbett
	Title:	Chief Executive Officer

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